Exhibit 10.3

SECOND REAFFIRMATION OF GUARANTY

This SECOND REAFFIRMATION OF GUARANTY, dated as of October 28, 2011, is made by Zoo Entertainment, Inc. (the “Guarantor”) in favor of MMB Holdings LLC, a Delaware limited liability company (“Agent”) and the Holders (as defined below), in respect of the Guaranty (as defined below).

RECITALS

WHEREAS, Zoo Publishing, Inc., a New Jersey corporation (the “Company”) entered into that certain Factoring and Security Agreement, dated as of September 9, 2009 (as amended, supplemented or otherwise modified, the “Original Factoring Agreement”), by and between the Company and Working Capital Solutions, Inc., a Delaware corporation (“Original Factor”).

WHEREAS, in connection with the Original Factoring Agreement, the Guarantor made that certain Continuing Unconditional Guaranty, dated as of September 9, 2009 (the “Guaranty”), in favor of Original Factor.

WHEREAS, pursuant to that certain Limited Recourse Assignment, dated as of June 24, 2011 (the “Original Assignment Agreement”) by Working Capital Solutions, Inc. to Panta Distribution, LLC, a Delaware limited liability company (“Panta”), Original Factor assigned to Panta the Factoring Agreement and the Guaranty.

WHEREAS, immediately after the assignment of the Factoring Agreement and the Guaranty to Panta pursuant to the Original Assignment Agreement, the Company and Panta amended and restated the Factoring Agreement as set forth in that certain Amended and Restated Factoring and Security Agreement, dated as of June 24, 2011 (as amended by that certain First Amendment to Amended and Restated Factoring and Security Agreement, the “First A&R Factoring Agreement”).

WHEREAS, Panta and Agent have entered into that certain Limited Recourse Assignment, dated as of the date hereof (the “Limited Recourse Assignment”), pursuant to which Panta assigned to Agent, as agent for the benefit of the Holders (as such term is defined in Second A&R Factoring Agreement) the First A&R Factoring Agreement, the Guaranty and the other Assigned Documents (as defined in the Limited Recourse Assignment).

WHEREAS, immediately after the assignment of the First A&R Factoring Agreement and the Guaranty to Agent pursuant to the Limited Recourse Assignment, the First A&R Factoring Agreement has been amended and restated by that certain Second Amended and Restated Factoring and Security Agreement, dated as of the date hereof  (the “Second A&R Factoring Agreement”) by and between the Company and Agent for the benefit of Holders (as such term is defined in the Second A&R Factoring Agreement, “Holders”).

WHEREAS, the Guarantor wishes to reaffirm that the provisions of the Guaranty shall remain in full force and effect upon the effectiveness of the Second A&R Factoring Agreement and as otherwise provided herein;

WHEREAS, the Guarantor wishes to reaffirm the Guaranty in favor of Agent for the benefit of Holders.

NOW, THEREFORE, the Guarantor agrees as follows:

1.           The Guarantor hereby acknowledges receipt of the Second A&R Factoring Agreement and consents to the terms thereof and execution thereof by the Company;

2.           The Guarantor hereby reaffirms to Agent, for the benefit of Holders, all obligations of the Guarantor pursuant to the terms of the Guaranty and acknowledges that the guarantee contained in the Guaranty is continuing and in full force and effect in favor of Agent for the benefit of Holders.

3.           The Guarantor acknowledges that Agent may amend, restate, extend, renew or otherwise modify the Second A&R Factoring Agreement and any indebtedness or agreement of the Company, or enter into any agreement or extend additional or other credit accommodations, without notifying or obtaining the consent of the Guarantor and without impairing the liability of the Guarantor under the Guaranty for all of the Company’s present and future indebtedness to Agent for the benefit of Holders.

[The signature is on the following page.]

GUARANTOR:

ZOO ENTERTAINMENT, INC.

By:	/s/ David Fremed
Name: David Fremed
Title: CFO

Signature Page - Second Reaffirmation of Guaranty (Zoo Entertainment, Inc.)